Credit Facilities (Details) - USD ($)	Dec. 31, 2019		Jun. 30, 2019
Short term loans banks, total	$ 24,345,129		$ 24,686,899
Loans from China Construction Bank, due March 2018 [Member]
Short term loans banks, total	$ 24,345,129	[1]	$ 24,686,899

[1]	As of the filing of this report, these loan balances are past due and in default due to nonpayment. The bank filed a demand to have the Company pay off the loans immediately or freeze and/or put a lien on the Company's assets, the personal assets of the individual guarantors, and the guarantors of the loans. The court has granted such demand, and the Company received a demand notice from the court to pay off the loans immediately on May 9, 2019. Currently, none of the Company's funds on deposit have been seized.